Exhibit 10.4.7 (a)

                            BOK FINANCIAL CORPORATION

              Amended and Restated Deferred Compensation Agreement
                        (Amended As Of December 1, 2003)



     This Deferred Compensation Agreement (the "Agreement") is made this 15th day of October, 2003 (the "Agreement Date") between the following parties (the "Parties"):

     i.   Steven  E.  Nell,   an   individual   residing   in  Tulsa,   Oklahoma
          ("Executive"); and,

     ii.  BOK Financial Corporation, an Oklahoma corporation ("BOKF").

                                    Recitals

     Whereas, Executive and BOKF have heretofore entered into that certain Deferred Compensation Agreement dated October 15, 2003;

     Whereas, Executive and BOKF desire to amend and restate the Deferred Compensation Agreement.

     Now, therefore:

     The Executive and BOKF, in exchange for the promises hereafter set forth and other good and valuable consideration (the receipt and adequacy of which the Parties hereby acknowledge), and intending to be legally bound hereby, agree as follows:

1) Purpose of This Agreement. The purpose of this Agreement is as follows:

     a)   Executive is employed by BOKF as its Executive Vice President.

     b) Executive may hereafter be issued performance or restricted shares (as provided, from time to time, in the BOKF Executive Compensation Plans) and/or awarded options (the "Options") to acquire Common Stock of BOKF and has heretofore been awarded options which, as of the Agreement Date, have not been exercised, as set forth on Schedule 1 hereto (such performance shares, restricted shares, and shares of Common Stock of BOKF issued upon exercise of the Options, being hereinafter collectively called the "Shares").

     c) Executive may hereafter be issued an annual incentive bonus in respect of calendar year 2004, payable in March 2005 pursuant to the BOKF Executive Compensation Plan (the "2004 Annual Bonus").

     d) This Agreement in entered into in order to permit Executive to defer the receipt of all or a portion of the Shares otherwise payable to Executive upon the exercise of Options or the vesting of performance shares or restricted shares issued to Executive and/or the receipt of all or a portion of the 2004 Annual Bonus.

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     e)   This Agreement sets forth the terms and conditions on which  Executive may defer the receipt of Shares pursuant to the exercise of the Options, the vesting of performance shares or restricted shares, and/or the receipt of the 2004 Annual Bonus.

2) Election to Defer Receipt of Shares. The Executive may, at the sole and absolute discretion of the Executive (without any obligation to provide an explanation for the exercise of such discretion), elect to defer the receipt of Shares upon exercise of Options or the vesting of performance or restricted shares, on the following terms and conditions:

     a)   Executive shall:

          i) not less than six months prior to the vesting of performance shares or restricted shares or the intended date of exercise of any of the Options, as applicable, give written notice (the "Notice") to BOKF that Executive elects to defer the receipt of Shares or the vesting of performance or restricted shares (the "Election"); and/or,

          ii) on or before September 30, 2004, give written notice (also called a "Notice") to BOKF that Executive elects to defer receipt of some or all of the 2004 Annual Bonus (also called an "Election").

     b)   Each Notice shall set forth:

          i) the name of the BOKF Stock Option Plan pursuant to which the Options were awarded, the date on which the Options were awarded (the "Stock Option Award Date"), the number of Shares under option to be exercised;

          ii) the number of Shares which are performance shares or restricted shares which Executive elects to defer;

          iii) the amount of 2004 Annual Bonus which the Executive elects to defer; and,

          iv) whether the deferral shall be until retirement or until a date, not earlier than five years from the Notice, which executive shall specify in the Notice (the "Deferral Date")

     c) Executive agrees to use shares of BOKF Common Stock previously owned by him for at least six months to satisfy the exercise price of the Options, rather than the cash or broker assisted exercise methods.

     d) In the event Executive elects to defer the vesting of performance shares or restricted shares, the Executive shall assign and deliver such shares to BOKF together with the Notice of deferral.

     e)   The Election shall be irrevocable.

3)       Special BOKF Liability Account.

     a) Upon the exercise of an Option for which an Election has previously been made by the

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          Executive  pursuant  to  Section 2 and/or the  deferral  of vesting of
          Shares which are restricted shares or performance shares assigned and delivered to BOKF in accordance with Section 2(d), BOKF shall establish a special BOKF Liability Account ("Special Account").

          i) The Special Account shall reflect the number of BOKF Shares for which Options were exercised by the Executive, the number of BOKF Shares which are performance shares and restricted shares, and the amount of 2004 Annual Bonus, which Executive has elected to defer. The Executive shall pay an FICA taxes that may be due in one or the other of the following ways:

               (1)  Executive shall pay FICA in cash; or,

               (2)  In the case of the  deferral  of BOKF  Shares,  the  Special
                    Account shall be debited that amount of BOKF Shares necessary to pay FICA. Executive acknowledges that, in the event, Executive elects the provision of this sub-paragraph
                    (2), the value of the debited shares shall not be deferred under this Agreement and shall be taxable income to the Executive, subject to federal and state income tax and withholding.

          ii) BOKF shall periodically (but not less than once each calendar quarter) report the number of BOKF Shares reflected in the Special Account and related current value of such BOKF Shares to Executive.

          iii) The Special Account shall be for bookkeeping purposes only.

          iv) The Executive shall not, in fact, own the BOKF Shares reflected in the Special Account.

     b) If there are any changes in the capitalization of BOKF (or of any Alternative Investment, as hereafter defined) affecting the number or kind (after the recapitalization) of issued and outstanding shares of BOKF Common Stock (or the shares of any Alternative Investment) existing immediately prior to the change in capitalization, whether such changes have been occasioned by reorganization, combination of shares, declaration of stock dividends, stock splits, reverse stock splits, reclassification or recapitalization of such stock, the merger or consolidation of BOKF (or any Alternative Investment) with some other corporation or other similar transaction, then the number and kind of shares reflected in the Special Account shall be appropriately adjusted to reflect the number and kind of shares the Executive would have owned had the Executive actually owned the BOKF Shares (or shares of Alternative Investment) reflected in the Special Account on the date of such changes.

     c)   On the Distribution Date described in section 5, BOKF shall:

          i) distribute BOKF Shares (newly issued or held in Treasury) to the Executive equal to the number of BOKF Shares reflected in the Special Account (net of that number of BOKF shares equal to the applicable Federal Insurance Contributions Act (FICA), federal and state taxes required to be withheld, determined on the basis of the fair

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               market value of such BOKF Shares on the Distribution Date); and,

          ii)  eliminate the Special Account.

4)       Special Diversified Liability Account.

     a) At any time after the exercise of an Option as described in Section 2 and before the Distribution Date but no more than once each calendar quarter, the Executive may elect to convert (the "Conversion") all or a portion of the value of the Special Account into a credit value in the Special Account equal to the value so converted (less applicable FICA taxes). The converted value ("Converted Value") shall be represented by one or more Alternative Investments (as hereafter defined) selected by Executive.

     b) As a condition of a Conversion, the Executive shall select one or more of the investment opportunities listed in Appendix A of this Agreement (the "Alternative Investments") to measure the value of the Special Account as if such converted Special Account value had actually been invested in such Alternative Investments.

     c)   After one or more Conversions:

          i) The Special Account shall reflect the BOKF Shares and Alternative Investments remaining after each such Conversion and the value thereof from time to time.

          ii) BOKF shall periodically (but not less than once each calendar quarter) report the BOKF Shares and Alternative Investments reflected in the Special Account and related current value thereof to Executive.

          iii) The Special Account shall be for bookkeeping purposes only.

          iv) The Executive shall not own the BOKF Shares or Alternative Investments reflected in the Special Account and shall have no right to ownership or possession thereof.

          v)   BOKF may from time to time amend  Exhibit A by adding  additional
               investment   opportunities   to,  but  not  deleting   investment
               opportunities from, the list contained in Appendix A.

5)       Distribution Date and Distribution.

     a) The Distribution Date for the Special Account shall be a date selected by BOKF between January 15 and March 1 of the year next following the year in which the Executive retires from BOKF, his employment with BOKF is terminated for whatever reason or the Deferral Date; provided, however:

          i) In the event the Executive dies prior to retiring from BOKF or prior to his employment with BOKF having terminated for whatever reason, the Distribution Date shall be a date selected by BOKF not later than 90 calendar days following the date of death; and,

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          ii)  The  Executive  may,  at any time and from  time to time (but not more frequently than once each calendar quarter), accelerate the Distribution Date with respect to the value of some or all of the BOKF Shares and/or with respect to one or more Alternative Investments reflected in the Special Account to a date no earlier than ten (10) business days after written notice to BOKF requesting such accelerated Distribution Date provided Executive agrees in such notice to an irrevocable forfeiture of ten per cent (10%) of the value which Executive has requested be distributed (the "Forfeiture"). All Forfeitures shall be debited to the Special Account and allocated among BOKF Shares and/or Alternative Investments reflected in the Special Account in such manner as BOKF shall in its discretion determine.

     b) On the Distribution Date (whether accelerated or otherwise), the Company shall:

          i) Pay the value of the Special Account (or so much thereof as Executive may have requested be accelerated) on the Distribution Date (net of applicable federal and state taxes required to be withheld and less any Forfeiture) to Executive in cash, BOKF Shares, Alternative Investments or a combination thereof, in sole the discretion of BOKF; and,

          ii) eliminate the Special Account (or so much thereof as Executive may have requested be accelerated).

     c) In the event of the death of the Executive, the distribution provided in the preceding subsection shall be made to the beneficiary or beneficiaries previously designated by the Executive in a writing filed with the Secretary of BOKF or, in the absence of such designation, as provided by Executive in any trust or will and, in the absence of any such trust or will, to Executive's estate.

6)       No Executive Interest in Any BOKF Assets.

     a) BOKF shall have no obligation to actually hold BOKF Shares reflected in the Special Account or invest funds in any Alternative Investment selected by Executive.

     b)   If BOKF, in its sole discretion,  actually holds BOKF Shares reflected
          in  the  Special   Account  or  invests  BOKF  funds  in   Alternative
          Investments, the Executive shall have no right or interest therein.

     c) The Executive shall have the right under this Agreement only to the payment in cash of an amount measured by reference to the values of BOKF Shares and Alternative Investments reflected in the Special Account (the "Reference Values"). Such contractual right of the Executive constitutes the Executive a general unsecured creditor of BOKF.

     d) BOKF may satisfy its obligation to pay the Referenced Values by making payment in cash or by the delivery of the BOKF Shares and/or Alternative Investments by which the Reference Values are determined.

7) No Enlargement of Employment Rights. Nothing contained in this Agreement shall (i) give or be construed as giving the Executive the right to be retained in the service of BOKF

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          or (ii) modify or be construed as modifying  the terms and  conditions of employment of Executive with BOKF.

8) Indemnification. Executive hereby agrees to defend and indemnify BOKF, and hold BOKF harmless from, all claims of third parties arising out of the operations of any Alternative Investment selected by Executive that BOKF may actually acquire. BOKF shall not be responsible for any decline in value of the Shares or of any Alternative Investment.

9) Termination of this Agreement. This Agreement shall remain in full force and effect from the Agreement Date until Executive's retirement or termination; provided, however, either BOKF or Executive may terminate the provisions of Section 2 hereof by notice given on or before November 1 of any year in which event such termination shall be effective as of January 1 immediately following such notice; provided, further, no such termination shall effect the time at which any distribution shall be made to Executive.

10) Miscellaneous Provisions. The following miscellaneous provisions shall apply to this Agreement:

     a) All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally, (ii) delivered by facsimile or delivered by U.S. Registered or Certified Mail, Return Receipt Requested mail, or (iii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given (i) the first business day following the date of delivery if delivered personally or by facsimile, (ii) on the third business day following the date of mailing if mailed by U.S. Registered or Certified Mail, Return Receipt Requested, or (iii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:


                  If to BOKF:               BOK Financial Corporation
                                            Att:  Chief Financial Officer
                                            P.O. Box 2300
                                            Tulsa, Oklahoma 74192
                                            918-588-6319 - Telephone
                                            918-588- 6853 - Facsimile

                  If to Executive:          Steven E. Nell
                                            4612 E. 78th Street
                                            Tulsa, Oklahoma  74136
                                            (918) 492-7545 - Telephone

                  With Copy to:             Frederic Dorwart
                                            Old City Hall
                                            124 East Fourth Street
                                            Tulsa, OK 74103
                                            (918) 583-9945 - Telephone

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                                            (918) 583-8251 - Facsimile

                  or to such other address as the party may have furnished to the other parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.

     b)   This Agreement is made and executed in Tulsa County, Oklahoma.

     c) This Agreement shall be subject to, and interpreted by and in accordance with, the laws (excluding conflict of law provisions) of the State of Oklahoma.

     d) This Agreement and the Employment Agreement as amended are the entire Agreement of the parties respecting the subject matter hereof. There are no other agreements, representations or warranties, whether oral or written, respecting the subject matter hereof.

     e) No course of prior dealings involving any of the parties hereto and no usage of trade shall be relevant or advisable to interpret, supplement, explain or vary any of the terms of this Agreement, except as expressly provided herein.

     f) This Agreement, and all the provisions of this Agreement, shall be deemed drafted by all of the parties hereto.

     g) This Agreement shall not be interpreted strictly for or against any party, but solely in accordance with the fair meaning of the provisions hereof to effectuate the purposes and intent of this Agreement.

     h) Each party hereto has entered into this Agreement based solely upon the agreements, representations and warranties expressly set forth herein and upon his own knowledge and investigation. Neither party has relied upon any representation or warranty of any other party hereto except any such representations or warranties as are expressly set forth herein.

     i) Each of the persons signing below on behalf of a party hereto represents and warrants that he or she has full requisite power and authority to execute and deliver this Agreement on behalf of the parties for whom he or she is signing and to bind such party to the terms and conditions of this Agreement.

     j) This Agreement may be executed in counterparts, each of which shall be deemed an original. This Agreement shall become effective only when all of the parties hereto shall have executed the original or counterpart hereof. This agreement may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

     k) In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the opposing party to such action such party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

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     l)   This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

     m) This is not a third party beneficiary contract. No person or entity other than a party signing this Agreement shall have any rights under this Agreement. This Agreement may not be assigned by any party hereto.

     n) This Agreement may be amended or modified only in a writing which specifically references this Agreement.

     o) Any cause of action for a breach or enforcement of, or a declaratory judgment respecting, this Agreement shall be commenced and maintained only in the United States District Court for the Northern District of Oklahoma or the applicable Oklahoma state trial court sitting in Tulsa, Oklahoma and having subject matter jurisdiction.

Dated as of the Agreement Date.

                                            BOK Financial Corporation

                                                /s/ Stanley A. Lybarger
                                            By____________________________

                                                   President and CEO
                                            Its __________________________


                                                   Steven E. Nell
                                              ____________________________
                                               Print Name of Executive


                                                   /s/ Steven E. Nell
                                              ____________________________
                                                 Signature of Executive


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                                   Schedule 1
                      (To Deferred Compensation Agreement)
                 (Description of Options Held at Agreement Date)


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                                    Exhibit A
                      (To Deferred Compensation Agreement)

                      (Additional Investment Opportunities)


                          As of ______________________


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